UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2002

                        DIGITAL BROADBAND NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Colorado                      0-25658                     84-1357927
(State or Other Jurisdiction   (Commission File No.)          (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                  Suite 11.02 Menara Merais, No. 1, Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
               (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code: 011 (603) 7956 7026

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 2.  Acquisition or Disposition of Assets

On June 5, 2002, the shareholders of Digital Broadband Networks, Inc. approved the merger of the Company with and into a wholly owned subsidiary, Digital Broadband Networks, Inc., a Delaware corporation, for the purpose of reincorporating under the law of the State of Delaware. Pursuant to the terms of the Agreement and Plan of Merger, each shareholder of the Company, a Colorado corporation, will receive one share of the common stock of Digital Broadband Networks, Inc. (Delaware) for each share owned.

Digital Broadband Networks, Inc. (Delaware) will trade under the symbol DBBD effective June 6, 2002. The stock is currently traded in the over the counter market.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

The following exhibit is filed as part of this report:

Exhibit No.                    Description

99                   Press release of Digital Broadband Networks, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        DIGITAL BROADBAND NETWORKS, INC.
                                  (Registrant)




Date: June 6, 2002        By: /s/ Patrick Soon-Hock Lim
                              Patrick Soon-Hock Lim
                              President and Chief Executive Officer



                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.                    Description

99                   Press release of Digital Broadband Networks, Inc.

                                                                     EXHIBIT 99


PRESS RELEASE
June 6, 2002


             DIGITAL BROADBAND NETWORKS' ANNOUNCES NEW TICKER SYMBOL

CHARLOTTE, NORTH CAROLINA--June 6, 2002--Digital Broadband Networks, Inc. (OTCBB: DBBN) today announced the Company's new ticker symbol is DBBD. The Company's stock will be traded under the new ticker symbol effective June 6, 2002.

The Company completed a merger between DBBN and its wholly owned subsidiary, Digital Broadband Networks, Inc., a Delaware corporation, on June 5, 2002. The name of the surviving corporation is Digital Broadband Networks, Inc (OTCBB:
DBBD). The Merger Agreement changed the Company's state of incorporation from Colorado to Delaware.

Letters of Transmittal will be mailed to stockholders of record at the close of business on June 5, 2002. Stockholders should not surrender their stock certificates for exchange until they receive a Letter of Transmittal from the Company's Exchange Agent, Registrar and Transfer Company.

The surviving company, Digital Broadband Networks, Inc. (Delaware), announced that it will hold its annual meeting of shareholders on June 18, 2003.

About Digital Broadband Networks

Digital Broadband Networks, Inc. (www.dbni.net) is the parent company of Malaysian-based Animated Electronic Industries (AEI), and its subsidiary, Perwimas Telecommunications. Perwimas is licensed to operate VISIONET, a national, digital, wireless broadband network that will support high speed Internet access, video on demand, multimedia applications and services targeted towards both business and residential markets.

Safe Harbor Statement

Investors should carefully consider the preceding information, as well as other information contained herein before making an investment in the common stock of the Company. Information contained herein contains forward-looking statements and information that are based upon beliefs of, and information currently available to management, as well as estimates and assumptions made by management. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "expects", "is expected", "intends", "may", "will", "should", "anticipates", "plans" or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to vary materially from historical results or from any future results expressed or implied in such forward-looking statements. DBBN does not undertake to update, revise or correct any forward-looking statements.


Contact:

Digital Broadband Networks, Inc.
Richard Reich
Ph: (704) 944  3104
richr@dbni.net